UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of Earliest Event Reported): June 11, 2007

                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)



           Delaware                 002-99080                   11-2820379
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

    201 Circle Drive North, Building 112, Piscataway, New Jersey      08854
            (Address of principal executive offices)                (zipcode)

                                 (732) 356-9555
               (Registrant's telephone number,including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 11, 2007, The Certo Group Corp. (the "Company") accepted the resignation of Mr. George Kaden, who is retiring from acting as a full time Chief Financial Officer of the Company. Mr. Dominic Certo, the Company's Chief Executive Officer and President, will act as interim Chief Financial Officer until a permanent successor is found.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        The Certo Group Corp.

Date: June 12, 2007                     By:/s/ Dominic Certo
                                        ---------------------------
                                        Name: Dominic Certo
                                        Title: Chief Executive Officer